Long-term Debt	6 Months Ended
Jun. 30, 2020
Debt Disclosure [Abstract]
Long-term Debt	Long-term Debt

	As of
	June 30,	December 31,	December 31,
	2020	2019	2018
	(Unaudited)
	(In thousands)
Commercial loan	$930	$—	$—
	930	—	—

Less: Current portion	(310)	—	—
Non-current portion	$620	$—	$—
Aggregate maturities of long-term debt as of June 30, 2020 are as follows:

(In thousands)
2020 (for the remaining period)	$310
2021	310
2022	310
$930
On June 18, 2020, we financed the purchase of software licenses through a loan totaling approximately $930 thousand. The loan amortized in three equal annual installment of approximately $310 thousand with the final payment due on October 1, 2022 with 0% interest rate. The loan is secured by a standby letter of credit issued from our financial institution and restricted cash has been recorded for the corresponding outstanding balance.
The imputed interest of this loan was immaterial.